NET LEASE AGREEMENT


     THIS LEASE, made and entered into effective as of the 18th day of December, 1997, by and between AEI Net Lease Income & Growth Fund XIX Limited Partnership ("Fund XIX"), a Minnesota limited partnership whose corporate general partner is AEI Fund Management XIX, Inc., a Minnesota corporation, whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Lessor"), and Party City of Atlanta, Inc., a Georgia corporation ("Lessee"), whose principal business address is Attention: Frank Buonanotte, c/o The Shopping Center Group, 6520 Powers Ferry Road, Suite 250, Atlanta, GA 30339;

                                 WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at SR 53 at Greenhill Circle, Gainesville, Georgia, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

     WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee desires to lease said real property and
Building  (said  real  property  and  Building   hereinafter
referred to as the "Leased Premises"), from Lessor upon the terms and conditions hereinafter provided;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, Lessor does hereby grant, demise, lease, and let unto Lessee, and Lessee does hereby take and hire from Lessor and does hereby covenant, promise, and agree as follows:

ARTICLE 1.     LEASED PREMISES

     Lessor hereby leases to Lessee, and Lessee leases and takes from Lessor, the Leased Premises subject to the conditions of this Lease.

ARTICLE 2.     TERM

     (A)   The term of this Lease ("Term") shall be Fifteen
(15)  consecutive "Lease  Years",  as  hereinafter  defined,
commencing on December           ,1997  ("Occupancy  Date").

     (B) The first "Lease Year" of the Term shall be for a period of twelve (l2) consecutive calendar months from the Occupancy Date. If the Occupancy Date shall be other than the first day of a calendar month, the first "Lease Year" shall be the period from the Occupancy Date to the end of the calendar month of the Occupancy Date, plus the following twelve (l2) calendar months. Each Lease Year after the first
Lease Year shall  be a successive   period  of  twelve  (l2)
calendar months.

     (C) The parties agree that once the Occupancy Date has been established, upon the request of either party, a short form or memorandum of this Lease will be executed for recording purposes. That short form or memorandum of this Lease will set forth the actual occupancy and termination dates of the Term and optional Renewal Terms, as defined in
Article 28 hereof, and that said Renewal right shall terminate when the Lessee shall lose right to possession or this Lease is terminated, whichever occurs first.

ARTICLE 3.  CONSTRUCTION OF IMPROVEMENTS

     (A) Lessee warrants and agrees that the Building has been constructed on the Leased Premises, and all other improvements to the land, including the parking lot, approaches, and service areas, have been constructed in all material respects by Lessee substantially in accordance with the plot, plans, and specifications heretofore submitted to Lessor.

     (B)  Lessee  warrants   that the Building and all other
improvements   to the land contemplated do  comply  with the
laws, ordinances, rules, and regulations of all state and local governments.

     (C) Lessee agrees to pay, if not already paid in full, for all architectural fees and actual construction costs relating to the Building and other related improvements on the Leased Premises, in the past, present or future, which
shall   include,   but  not  be  limited   to,   plans   and
specifications, general construction, carpentry, electrical, plumbing, heating, ventilating, air conditioning, decorating, equipment installation, outside lighting, curbing, landscaping, blacktopping, electrical sign hookup, conduit and wiring from building, fencing, and parking curbs, builder's risk insurance (naming Lessor, Lessee, and contractor as co-insured), and all construction bonds for improvements made by or at the direction of Lessee.

     (D)  Opening   for   business  in the Leased Premises by
Lessee shall constitute an acceptance of the Leased Premises and an acknowledgment by Lessee that the premises are in the condition described under this Lease.

ARTICLE 4.  RENT PAYMENTS

                             (A)  Annual Rent Payable for the
first and second Lease Years: Lessee shall pay to Lessor Fund XIX an annual Base Rent of $150,752.25, which amount shall be payable in advance on the first day of each month in equal monthly installments of $12,562.69 to Lessor Fund
XIX. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

                           (B)  Annual Rent Payable beginning
in the third, fifth, seventh, ninth, eleventh, thirteenth, fifteenth, and if renewed according to the terms hereof, the seventeenth, nineteenth, twenty-first, twenty-third, twenty-fifth, twenty-seventh, and twenty-ninth Lease Year:

                                            1.   In the third
and every second Lease Year thereafter, the annual Base Rent due and payable shall increase by an amount equal to Four (4.0%) of the Base Rent payable for the immediately prior Lease Year.

     (C)  Overdue Payments.

     Lessee shall pay interest on all overdue payments of Rent or other monetary amounts due hereunder at the rate of fifteen percent (15%) per annum or the highest rate allowed by law, whichever is less, accruing from the fifth business day after written notice that such Rent or other monetary amounts were not paid when properly due and payable.

ARTICLE 5. INSURANCE AND INDEMNITY

     (A)   Lessee   shall,   throughout  the  Term or Renewal
Terms, if any, of this Lease, at its own cost and expense, procure and maintain insurance which covers the improvements on the Leased Premises against fire, wind, and storm damage (including flood insurance if the Leased Premises is in a federally designated flood prone area) and such other risks (including earthquake insurance, if the Leased Premises is located in a federally designated earthquake zone or in an ISO high risk earthquake zone) as may be included in the broadest form of all risk, extended coverage insurance as may, from time to time, be available in amounts sufficient to prevent Lessor or Lessee from becoming a co-insurer within the terms of the applicable policies. In any event, the insurance shall not be less than one hundred percent (100%) of the then insurable value, less footings and foundation, with such commercially reasonable deductibles as
Lessor   may   reasonably   require   from   time   to   time.
Additionally,  replacement   cost   endorsements,   vandalism
endorsement,   malicious   mischief  endorsement,  waiver  of
subrogation endorsement,   waiver  of  co-insurance or agreed
amount endorsement (if available),  and   Building  Ordinance
Compliance  endorsement  and Rent  loss  endorsements  (for a
period of 12 months) must   be obtained.  Notwithstanding the
foregoing, such insurance shall comply with the insurance requirements set forth on Exhibit B attached hereto and incorporated herein by reference.

     (B) Lessee agrees to place and maintain throughout the Term or Renewal Terms, if any, of this Lease, at Lessee's own expense, public liability insurance with respect to Lessee's use and occupancy of said premises, with initial limits of at least $2,000,000 per occurrence/$5,000,000 general aggregate (inclusive of umbrella coverage), or such commercially reasonable additional amounts as Lessor shall reasonably require from time to time. Notwithstanding the foregoing, such insurance shall comply with the insurance requirements set forth on Exhibit B attached hereto and incorporated herein by reference.

     (C) Lessee agrees to notify Lessor in writing if Lessee is unable to procure all or some part of the aforesaid insurance. In the event Lessee fails to provide all insurance required under this Lease, Lessor shall have the right, but not the obligation, to procure such insurance on Lessee's behalf, following five (5) business days written notice to Lessee of Lessor's intent to do so (unless insurance then in place would during such period, or already has, lapsed, in which case no notice need be given) and Lessee may obtain such insurance during said five day period and not then be in default hereunder. If Lessor shall obtain such insurance, Lessee will then, within five (5) business days from receiving written notice, pay Lessor the amount of the premiums due or paid, together with interest thereon at the lesser of 15% per annum or the highest rate allowable by law, which amount shall be considered Rent payable by Lessee in addition to the Rent defined at Article 4 hereof.

     (D) All policies of insurance provided for or contemplated by this Article can be under Lessee's blanket insurance coverage and shall name Lessor, Lessor's corporate general partner, and Robert P. Johnson, as the general partner of Lessor, and Lessee as additional insured and loss payee, as their respective interests (as landlord and lessee, respectively) may appear, and shall provide that the policies cannot be canceled, terminated, changed, or modified without thirty (30) days written notice to the parties. In addition, all of such policies shall be in place on or before the Occupancy Date and contain endorsements by the respective insurance companies waiving all rights of subrogation, if any, against Lessor. All insurance companies providing coverages must be rated "A" or better by Best's Key Rating Guide (the most current edition), or similar quality under a successor guide if Best's Key Rating shall cease to be published. Lessee shall maintain legible copies of any and all policies and endorsements required herein, to be made available for Lessor's review and photocopy upon Lessor's reasonable request from time to time. On the Occupancy Date and no less than fifteen (15) business days prior to expiration of such policies, Lessee shall provide Lessor with legible copies of any and all renewal Certificates of Insurance reflecting the above terms of the Policies (including endorsements). Lessee agrees that it will not settle any property insurance claims affecting the Leased Premises in excess of $25,000 without Lessor's prior written consent, such consent not to be unreasonably withheld or delayed. Lessor shall consent to any settlement of an insurance claim wherein Lessee shall confirm in writing with evidence reasonably satisfactory to Lessor that Lessee has sufficient funds available to complete the rebuilding of the Premises.

     (E) Lessee shall defend, indemnify, and hold Lessor harmless against any and all claims, damages, and lawsuits arising after the Occupancy Date of this Lease and any orders, decrees or judgments which may be entered therein, brought for damages or alleged damages resulting from any injury to person or property or from loss of life sustained in or about the Leased Premises, unless such damage or injury results from the intentional misconduct or the gross negligence of Lessor and Lessee agrees to save Lessor harmless from, and indemnify Lessor against, any and all injury, loss, or damage, of whatever nature, to any person or property caused by, or resulting from any act, omission, or negligence of Lessee or any employee or agent of Lessee. In addition, Lessee hereby releases Lessor from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, unless such fire or other casualty shall be brought about by the intentional misconduct or gross negligence of Lessor. In the event of any loss, damage, or injury caused by the joint negligence or willful misconduct of Lessor and Lessee, they shall be liable therefor in accordance with their respective degrees of fault.

     (F) Lessor hereby waives any and all rights that it may have to recover from Lessee damages for any loss occurring to the Leased Premises by reason of any act or omission of Lessee; provided, however, that this waiver is limited to those losses for which Lessor is compensated by its insurers, if the insurance required by this Lease is maintained. Lessee hereby waives any and all right that it may have to recover from Lessor damages for any loss occurring to the Leased Premises by reason of any act or omission of Lessor; provided, however, that this waiver is limited to those losses for which Lessee is, or should be if the insurance required herein is maintained, compensated by its insurers. Any property insurance carried by Lessor shall contain a waiver of subrogation in favor of Lessee.

ARTICLE 6.  TAXES, ASSESSMENTS AND UTILITIES

     (A)   Lessee  shall  be liable  and  agrees  to  pay the
charges  for   all  public   utility   services  rendered  or
furnished to the Leased Premises, including heat, water, gas, electricity, sewer, sewage treatment facilities and the
like,  all  personal  property  taxes,  real  estate   taxes,
special  assessments,  and  municipal  or government charges,
general,  ordinary  and   extraordinary,  of  every kind  and
nature whatsoever, which may be levied, imposed, or  assessed
against the Leased  Premises,  or   upon   any   improvements
thereon, at any time after the Occupancy Date of this Lease for the period prior to the expiration of the term hereof,
or any Renewal Term, if   exercised.  Real estate taxes shall
not include income,  intangible, franchise, capital stock, or
inheritance   taxes   or   taxes  substituted in lieu thereof.

     (B) Lessee shall pay all real estate taxes, assessments for public improvements or benefits, and other governmental impositions, duties, and charges of every kind and nature whatsoever which shall or may, during the term of this Lease, be charged, laid, levied, assessed, or imposed upon, or become a lien or liens upon the Leased Premises or any part thereof. Lessee may pay such real estate taxes, assessments, impositions, duties, and charges in installments if allowed by law. Such payments shall be considered as Rent paid by Lessee in addition to the Rent defined at Article 4 hereof. If due to a change in the method of taxation, a franchise tax, Rent tax, or income or profit tax shall be levied against Lessor in substitution for or in lieu of any tax which would otherwise constitute a real estate tax, such tax shall be deemed a real estate tax for the purposes herein and shall be paid by Lessee; otherwise Lessee shall not be liable for any such tax levied against Lessor.

     (C) All real estate taxes, assessments for public improvements or benefits, water rates and charges, sewer rents, and other governmental impositions, duties, and charges which shall become payable for the first and last tax years of the term hereof shall be apportioned pro rata between Lessor and Lessee in accordance with the respective number of months during which each party shall be in possession of the Leased Premises (or through the expiration of the term hereof, if longer) in said respective tax years. Lessee shall pay within 60 days of the expiration of the term hereof Lessor's reasonable estimate of Lessee's pro-rata share of real estate taxes for the last tax year of the term hereof, based upon the last available tax bill. Lessor shall give Lessee notice of such estimated pro-rata real estate taxes no later than 75 days from the end of the term hereof. Upon receipt of the actual statement of real estate taxes for such prorated period, Lessor shall either refund to Lessee any over payment of the pro-rata Lessee obligation, or shall assess and Lessee shall pay promptly upon notice any remaining portion of the Lessee's pro-rata
obligation for such   real   estate taxes.

     (D) Lessee shall have the right to contest or review by legal proceedings or in such other manner as may be legal (which, if instituted, shall be conducted solely at Lessee's own expense) any tax, assessment for public improvements or benefits, or other governmental imposition aforementioned, upon condition that, before instituting such proceeding Lessee shall pay (under protest) such tax or assessments for public improvements or benefits, or other governmental imposition, duties and charges aforementioned, unless such payment would act as a bar to such contest or interfere materially with the prosecution thereof and in such event Lessee shall post with Lessor alternative security reasonably satisfactory to Lessor. All such proceedings shall be begun as soon as reasonably possible after the imposition or assessment of any contested items and shall be prosecuted to final adjudication with reasonable dispatch. In the event of any reduction, cancellation, or discharge, Lessee shall pay the amount that shall be finally levied or assessed against the Leased Premises or adjudicated to be due and payable, and, if there shall be any refund payable by the governmental authority with respect thereto, if Lessee has paid the expense of Lessor in such proceedings, Lessee shall be entitled to receive and retain the refund, subject, however, to apportionment as provided during the first and last years of the term of this Lease.

     (E) Lessor, within sixty (60) days after notice to Lessee if Lessee fails to commence such proceedings, may, but shall not be obligated to, contest or review by legal proceedings, or in such other manner as may be legal, and at Lessor's own expense, any tax, assessments for public improvements and benefits, or other governmental imposition aforementioned, which shall not be contested or reviewed, as aforesaid, by Lessee, and unless Lessee shall promptly join with Lessor in such contest or review, Lessor shall be entitled to receive and retain any refund payable by the
governmental authority with   respect   thereto.

     (F) Lessor shall not be required to join in any proceeding referred to in this Article, unless in Lessee's reasonable opinion, the provisions of any law, rule, or regulation at the time in effect shall require that such a proceeding be brought by and/or in the name of Lessor, in which event Lessor shall upon written request, join in such proceedings or permit the same to be brought in its name, all at no cost or expense to Lessor.

     (G) Within thirty (30) days after Lessor notifies Lessee in writing that Lessor has paid such amount, Lessee shall also pay to Lessor, as additional Rent, the amount of any sales tax, excise tax, or similar tax on Rents imposed by the State where the Leased Premises are located. In no event shall Lessee be liable for any income tax or fees charged foreign limited partnerships or their general partners as a requisite for doing business in Georgia. At Lessor's option, Lessee shall deposit with Lessor on the first day of each and every month during the term hereof, an amount equal to one-twelfth (1/12) of any (though none as of the effective date hereof is presently imposed or assessed) estimated sales tax payable to the State in which the property is situated for Rent received by Lessor hereunder ("Deposit"). From time to time out of such Deposit Lessor will pay the sales tax to the State in which the property is situated as required by law. In the event the Deposit on hand shall not be sufficient to pay said tax when the same shall become due from time to time, or the prior payments shall be less than the current estimated monthly amounts, then Lessee shall pay to Lessor on demand any amount necessary to make up the deficiency. The excess of any such Deposit shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Lease, Lessor may, at its option, without being required so to do, apply any Deposit on hand to cure such default, in such order and manner as Lessor may elect.

ARTICLE 7.     PROHIBITION ON ASSIGNMENTS AND SUBLETTING;
               TAKE-BACK  RIGHTS

     (A) Except as otherwise expressly provided in this Article, Lessee shall not, without obtaining the prior written consent of Lessor (which consent shall not be unreasonably withheld or delayed provided Lessee and all Guarantors shall affirm in writing their continued liability under this Lease or the Guaranty, respectively (if not prior thereto released from liability according to the terms of this Lease or their Guarantee, respectively)), in each instance:

             1. assign or otherwise transfer this Lease, or any part of Lessee's right, title or interest therein;

             2.   sublet all or  any  part  of   the  Leased
Premises or allow all or any part of the Leased Premises to be used or occupied by any other Persons (herein defined as a Party other than Lessee, be it a corporation, a partnership, an individual or other entity); or

             3. mortgage, pledge or otherwise encumber this Lease, or the Leased Premises.

     (B)  For the purposes of this Article:

             1.   the transfer of voting control of any class
of capital stock of any corporate Lessee, or the transfer of voting control of the total interest in any other person which
is a Lessee, however  accomplished,   whether  in  a   single
transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease;

             2. an agreement by any other Person, directly or indirectly, to assume Lessee's obligations under this Lease shall be deemed an assignment;

             3. any Person to whom Lessee's interest under this Lease passes by operation of law, or otherwise, shall be bound by the provisions of this Article;

             4.   each   material  modification,  amendment or
extension of any sublease to  which  Lessor   has   previously
consented shall be deemed a new sublease; and

             5.   Lessee shall present  the  signed consent to
such assignment and/or subletting   from  any  then  remaining
guarantors of this Lease, such consent to be in form and substance reasonably satisfactory to Lessor.

     Lessee agrees to furnish to Lessor within five (5) business days following demand at any time such information and assurances as Lessor may reasonably request that neither Lessee, nor any previously permitted sublessee or assignee, has violated the provisions of this Article.

     (C)  If Lessee agrees to assign this Lease or to   sublet
all or any portion of the Leased Premises, Lessee shall, prior to the effective date thereof (the "Effective Date"),
deliver  to   Lessor   executed   counterparts  of   any  such
agreement and of all ancillary agreements with the proposed assignee or sublessee, as applicable, including Lessee and
all   Guarantors   affirming   in   writing   their  continued
liability   under this Lease or the Guaranty, respectively (if
not prior  thereto   released  from liability according to the
terms of this Lease or their   Guarantee,  respectively)).  If
Lessee shall fail to do   so, and   shall   have   surrendered
possession of  the   Leased  Premises in violation of its duty
of  prior   notice and failed to obtain Lessor's prior consent
(if  and   where   required   herein),  and, if in such event,
Lessor in  its   sole    discretion   (except   as   otherwise
specifically   limited herein) shall not consent to a proposed
sublease or  assignment,   Lessee's failure to obtain Lessor's
consent  shall be an event  of  default  under   this   Lease.

     If Lessor desire to enter into a direct Lease with such assignee or sublessee (instead of pursuing any other available remedy for Lessee's default), Lessor shall then have all of the following rights, any of which Lessor may exercise by written notice to Lessee given within thirty
(30) days after Lessor receives notice of the aforementioned assignment or sublease in violation of the prior notice and documentation requirements:

          1. with respect to a proposed assignment of this Lease, the right to terminate this Lease on the Effective Date as if it were the Expiration Date of this Lease;

         2. with respect to a proposed subletting of the entire Leased Premises, the right to terminate this Lease on the Effective Date as if it were the Expiration Date; or

         3. with respect to a proposed subletting of less than the entire Leased Premises, the right to terminate this Lease as to the portion of the Leased Premises affected by such subletting on the Effective Date, as if it were the Expiration Date, in which case Lessee shall promptly execute and deliver to Lessor an appropriate modification of this Lease in form satisfactory to Lessor in all respects.


     (D)  If  Lessor  exercises   any of  its  options   under
Article 7(C) above to enter into a new and direct Lease with such assignee or sublessee (instead of exercising any available remedy for Lessee's breach), Lessor may then lease the Leased Premises or any portion thereof with respect to which this Lease has been terminated to Lessee's proposed assignee or sublessee, as the case may be, without liability whatsoever to Lessee (except to the extent Lessee's obligations hereunder are thereby mitigated), and if Lessor shall terminate this Lease in its entirety pursuant to
Article 7(C), Lessee shall be fully released from its obligations hereunder arising after the date of such termination.

     (E)  Notwithstanding  anything  above  to  the  contrary,
Lessor  agrees   that   its   consent  to  any other proposed
assignment or sublet shall not be unreasonably withheld or delayed, provided Lessor is given prior written notice of such sublease or assignment, accompanied by a copy of such
sublease or assignment,  and  the  consents  of  Lessee   and
Guarantors (such  consent  to   be  in  form  and   substance
satisfactory   to   Lessor) to such assignment   or   sublet,
affirming their   continued   liability   hereunder (or under
their guaranty,  respectively, unless the stated requirements
in   the   guaranty   for release thereof  have  been   met).

     (F)  Notwithstanding  anything  in this   Lease to   the
contrary, there  shall  be   no   prohibition  against    any
assignment:

     (a) With respect to the transfer of the capital stock or other ownership interests in Lessee to a member of the immediate family (spouse, child, grandchild or parent or a trust for any of the foregoing), as long as the family member (or trust) is a guarantor of this Lease, any such transfer shall not be deemed to be a transfer of shares hereunder for the purpose of determining voting control.

     (b) In the event of a merger or consolidation with a hereinafter defined "Equivalent Entity".

     (c) With respect to an assignment of this Lease to an Equivalent Entity in connection with the said Equivalent
Entity's acquisition of all or substantially all of Lessee's assets.

     For the purposes o f this Lease, an Equivalent Entity shall be an entity that has a net worth at least equal to Lessee's net worth and, in Lessor's sole but reasonable opinion, taking into consideration such factors as years of experience, business reputation, and other factors reasonably related to the assignee to operate the Leased Premises is otherwise equivalent to Lessee as a tenant of the Leased Premises.

ARTICLE 8.  REPAIRS AND MAINTENANCE

     (A)  Lessee  covenants  and  agrees to keep and maintain
in  good  order,  condition  and  repair   the  interior  and
exterior of the Leased Premises during the term of the Lease, or any renewal terms, subject to ordinary wear and tear, and further agrees that Lessor shall be under no obligation to make any repairs or perform any maintenance to the Leased Premises. Lessee covenants and agrees that it shall be responsible for all repairs, alterations, replacements, or maintenance of, including but without limitation to or of: The interior and exterior portions of all doors; door checks and operators; windows; plate glass; plumbing; water and sewage facilities; fixtures; electrical equipment; interior walls; ceilings; signs; roof; structure; interior building appliances and similar equipment; heating and air conditioning equipment; and any equipment owned by Lessor and leased to Lessee hereunder, as itemized on Exhibit C, if any, attached hereto and incorporated herein by reference; and further agrees to replace any of said equipment when necessary. Lessee further agrees to be responsible for, at its own expense, snow removal, lawn maintenance, landscaping, maintenance of the parking lot (including parking lines, seal coating, and blacktop
surfacing), and other   similar items.

     (B)  If  Lessee  refuses or  neglects  to   commence  or
complete  repairs  promptly  and   adequately,   after  prior
written  notice as required under   Article  16(B) (except in
cases of emergency to prevent waste or preserve the safety and integrity of the Leased Premises, in which case no notice need be given), Lessor may cause such repairs to be made, but shall not be required to do so, and Lessee shall pay the cost thereof to Lessor within five (5) business days
following demand.   It  is  understood  that Lessee shall pay
all expenses and maintenance  and  repair  during the term of
this  Lease.   If  Lessee is not then in  default  hereunder,
Lessee shall have the right to make repairs and improvements to the Leased Premises without the consent of Lessor if such repairs and improvements do not exceed Ten Thousand Dollars
($10,000.00),  provided   such repairs or improvements do not
affect the structural  integrity of the Leased Premises.  Any
repairs or improvements   in   excess of Ten Thousand Dollars
($10,000.00) or affecting the structural   integrity  of  the
Leased Premises may be done  only  with   the  prior  written
consent  of  Lessor,  such  consent not  to  be  unreasonably
withheld or delayed.   All  alterations  and additions to the
Leased   Premises  shall  be made in  accordance   with   all
applicable laws and shall remain for   the  benefit of Lessor,
except for Lessee's  moveable   trade fixtures.  In the event
of  making   such   alterations as herein  provided,   Lessee
further agrees to indemnify  and  save   harmless Lessor from
all expense, liens,  claims   or damages to either persons or
property  or  the   Leased Premises which may arise out of or
result from  the  undertaking  or  making  of   said repairs,
improvements, alterations or additions, or  Lessee's  failure
to   make   said  repairs,   improvements,   alterations   or
additions.

ARTICLE 9.  COMPLIANCE WITH LAWS AND REGULATIONS

     Lessee will comply with all statutes, ordinances, rules, orders, regulations and requirements of all federal, state, city and local governments, and with all rules, orders and regulations of the applicable Board of Fire Underwriters which affect the use of the improvements. Lessee will comply with all easements, restrictions, and covenants of record against or affecting the Leased Premises and any franchise or license agreements required for operation of the Leased Premises in accordance with Article 14 hereof.

ARTICLE 10.  SIGNS

     Lessee shall have the right to install and maintain a sign or signs advertising Lessee's business, provided that the signs conform to law, and further provided that the sign or signs conform specifically to the written requirements of the appropriate governmental authorities.

ARTICLE 11.  SUBORDINATION

     (A) Lessor reserves the right and privilege to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon Lessor's interest in the Leased Premises and on the land and buildings of which said premises are a part, or upon any buildings hereafter placed upon the land of which the Leased Premises are a part, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement and to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations, and replacements thereof, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement, agreeing not to disturb Lessee's rights hereunder by exercise of its rights under its mortgage (including that insurance proceeds and condemnation awards shall be applied to the repair and restoration of the Leased Premises in accordance herewith) provided such proceeds and awards are subject to the commercially reasonable escrow requirements set forth herein.

     (B) Lessee covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by Lessor and any proposed mortgagee or proposed mortgagees, provided such mortgagee shall execute its standard form, commercially reasonable subordination, attornment and non-disturbance agreement as described in Article 11A above.

ARTICLE l2.  CONDEMNATION OR EMINENT DOMAIN

     (A) If the whole of the Leased Premises are taken by any public authority under the power of eminent domain, or by private purchase in lieu thereof, then this Lease shall automatically terminate upon the date possession is surrendered, and Rent shall be paid up to that day. If any part of the Leased Premises shall be so taken as to render the remainder thereof materially unusable in the opinion of a licensed third party arbitrator reasonably approved by Lessor and Lessee, for the purposes for which the Leased Premises were leased, then Lessor and Lessee shall each have the right to terminate this Lease on thirty (30) days notice to the other given within ninety (90) days after the date of such taking. In the event that this Lease shall terminate or be terminated, the Rent shall, if and as necessary, be
paid up to the day that possession was   surrendered.

     (B) If any part of the Leased Premises shall be so taken such that it does not materially interfere with the business of Lessee (as determined pursuant to paragraph (A) above), then Lessee shall, with the use of the condemnation proceeds which shall be made available by Lessor, but otherwise at Lessee's own cost and expense, restore the remaining portion of the Leased Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased. Lessee at Lessor's expense (subject to limitation as set forth below) shall make all repairs to the building in which the Leased Premises is located to the extent necessary to constitute the building at least a complete architectural unit and substantially similar to the condition prior to such taking. Provided, however, that such work shall not exceed the scope of the work required to be done by Lessee in originally constructing such building unless Lessee shall demonstrate to Lessor's reasonable satisfaction the availability of funds to complete such work. Provided, further, the cost thereof to Lessor shall not exceed the proceeds of its condemnation award, all to be done without any adjustments in Rent to be paid by Lessee. This lease shall be deemed amended to reflect the taking in the legal description of the Leased Premises.

     (C) All compensation awarded or paid upon such total or partial taking of the Leased Premises shall belong to and be the property of Lessor (subject to paragraph (B) above) without any participation by Lessee, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises herein leased, provided all such award shall be made available for restoration as provided in Article 12 (B) above. Nothing contained herein shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority in such proceedings for: Loss of business; damage to or loss of value or cost of removal of inventory, trade fixtures, furniture, and other personal property belonging to Lessee; provided, however, that no such claim shall diminish or otherwise adversely affect Lessor's award or the award of any fee mortgagee subject to paragraph 12(B) and
Article 11 above.

ARTICLE 13.  RIGHT TO INSPECT

     Lessor reserves the right to enter upon, inspect and examine the Leased Premises at any time during business hours, after reasonable notice to Lessee, and Lessee agrees to allow Lessor free access to the Leased Premises to show the premises. Upon default by Lessee after the expiration of applicable cure periods or at any time within ninety (90) days of the expiration or termination of the Lease, Lessee agrees to allow Lessor to then place "For Sale" or "For Rent" signs on the Leased Premises at such location upon the Leased Premises determined by Lessee in its reasonable
discretion.   Lessor  and  Lessor's  representatives shall at
all times while upon or about the Leased Premises observe and comply with Lessee's reasonable health and safety rules,
regulations,  policies  and  procedures.   Lessor  agrees  to
indemnify  and  hold  Lessee, its successors, assigns, agents
and  employees  from  and  against  any   liability,  claims,
demands, cause of action, suits and other litigation or judgements of every kind and character, including injury to or death of any person or persons, or trespass to, or damage to, or loss or destruction of, any property, whether real or personal, to the extent resulting from the negligence or willful misconduct or Lessor or Lessor's representatives while upon or about the Leased Premises.

ARTICLE 14.  EXCLUSIVE USE

     (A) After the Occupancy Date, Lessee expressly agrees and warrants that the Leased Premises will be used exclusively as a Party City store. In any other such case, after obtaining Lessor's prior written consent, such consent not to be unreasonably withheld or delayed, Lessee may conduct any lawful business from the Leased Premises. Lessee acknowledges and agrees that any other use without the prior written consent of Lessor will constitute a default under and a violation and breach of this Lease.

     (B) If the Leased Premises are not operated as a Party City store or other permitted use hereunder, or remain closed for thirty (30) consecutive days (unless such closure results from reasons beyond Lessee's reasonable control) and Lessee fails to pay Rent when due or fulfill any other obligation hereunder (including procuring and maintaining appropriate endorsement to insurance coverage occasioned by the vacancy of the Leased Premises to maintain the coverage otherwise required herein), then after the expiration of the cure periods set forth in Article 16, Lessee shall be in default hereunder and Lessor may, at its option, cancel this Lease by giving written notice to Lessee or exercise any other right or remedy that Lessor may have; provided, however, that closings shall be reasonably permitted for replacement of trade fixtures or during periods of repair after destruction or due to remodeling.

ARTICLE 15.  DESTRUCTION OF PREMISES

     If, during the term of this Lease, the Leased Premises are totally or partially destroyed by fire or other elements, within a reasonable time (but in no event longer than one hundred eighty (180) days and subject to the provisions herein below), Lessee shall repair and restore the improvements so damaged or destroyed as nearly as may be practical to their condition immediately prior to such casualty, and shall be entitled to use of insurance proceeds in accordance with the provisions hereof. All rents payable by Lessee shall be abated during the period of repair and restoration to the extent that Lessor shall be compensated by the proceeds of the rent loss insurance required to be maintained by Lessee hereunder.

     Provided Lessee is not in default hereunder (and retains according to the terms hereof the right to rebuild) with the Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed, Lessee shall have the right to promptly and in good faith settle and adjust any claim under $50,000 under such insurance policies with the insurance company or companies on the amounts to be paid upon the loss. The insurance proceeds shall be used to reimburse Lessee for the cost of rebuilding or restoration of the Leased Premises. Risk that the insurance company shall be insolvent or shall refuse to make insurance proceeds available shall be with Lessee. The Leased Premises shall be so restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. If the insurance proceeds are less than Fifty Thousand Dollars ($50,000), they shall be paid to Lessee for such repair and restoration. If the insurance proceeds are greater than or equal to Fifty Thousand Dollars ($50,000), they shall be deposited by Lessee and Lessor into a customary construction escrow at a nationally recognized title insurance company, or at Lessee's option, with Lessor ("Escrowee") and shall be made available from time to time to Lessee for such repair and restoration. Such proceeds shall be disbursed in conformity with the terms and conditions of a commercially reasonable construction loan agreement. Lessee shall, in either instance, deliver to Lessor or Escrowee (as the case may be) satisfactory evidence of the estimated cost of completion together with such architect's certificates, waivers of lien, contractor's sworn statements and other evidence of cost and of payments as the Lessor or Escrowee may reasonably require and approve. If the estimated cost of the work exceeds One Hundred Thousand Dollars ($100,000), all plans and specifications for such rebuilding or restoration shall be subject to the reasonable approval of Lessor.

     Any insurance proceeds remaining with Escrowee, if any, after the completion of the repair or restoration shall be paid to Lessor to reduce the sum of monies expended by Lessor to acquire its interest in the Lease Premises and rent hereunder shall be reduced by 11% of such amount.

     If  the  proceeds  from the insurance are insufficient,
after  review  of  the  bids   for   completion   of    such
improvements, or  should  become   insufficient  during  the
course of construction, to pay for the total cost of repair or restoration, Lessee shall, prior to commencement of work,
demonstrate    to    Escrowee    and   Lessor's   reasonable
satisfaction, the availability of   such  funds necessary to
completion construction and Lessee shall deposit   the  same
with Escrowee for disbursement under the construction escrow agreement.

          Provided, further, that should the Leased Premises be damaged or destroyed to the extent of fifty (50%) percent of its value or such that Lessee cannot carry on business as conducted immediately prior to such casualty without (in the opinion of a licensed third party architect reasonably approved by Lessor and Lessee) being closed for more than ninety (90) days (which duration of closure may be established by Lessee by the affidavit of the approved independent third party architect as to the estimated time of repair) during the last two (2) years of the remaining term of this Lease or any of the option terms of this Lease, if any further options to renew remain, Lessee may elect within 30 days of such damage, to then exercise at least one
(1) option to renew this Lease so that the remaining term of the Lease is not less than five (5) years in order to be entitled to such insurance proceeds for restoration or rebuilding. Absent such election, this Lease shall terminate upon Lessor's receipt of funds at least equal to the estimated cost of such repair or restoration.

ARTICLE 16.  ACTS OF DEFAULT

     Each of the following shall be deemed a default by Lessee and a breach of this Lease:

                                        (A)  Failure to pay
the Rent or any monetary obligation herein reserved, or any part thereof when the same shall be due and payable.
Provided, however, Lessee shall have five (5) business days after written notice from Lessor within which to cure the failure to pay the Rent or any monetary obligation herein reserved.

                                        (B)  Failure to do,
observe, keep and perform any of the other terms, covenants, conditions, agreements and provisions in this Lease to be done, observed, kept and performed by Lessee; provided, however, that Lessee shall have Thirty (30) days after written notice from Lessor within which to cure such default, or such longer time as may be reasonably necessary if such default cannot reasonably be cured within Thirty
(30) days, if Lessee is diligently pursuing a course of conduct that in Lessor's reasonable opinion is capable of curing such default, but in any event such longer time shall not exceed 120 days after written notice from Lessor of the default hereunder.

                                        (C)  The abandonment
of the premises by Lessee, the adjudication of Lessee as a bankrupt, the making by Lessee of a general assignment for the benefit of creditors, the taking by Lessee of the benefit of any insolvency act or law, the appointment of a permanent receiver or trustee in bankruptcy for Lessee property, or the appointment of a temporary receiver which is not vacated or set aside within sixty (60) days from the date of such appointment; provided, however, that the foregoing shall not constitute events of default so long as Lessee continues to otherwise satisfy its obligations (including but not limited to the payment of Rent) hereunder.

ARTICLE 17.  TERMINATION FOR DEFAULT

     In the event of any uncured default by Lessee and at any time thereafter, Lessor may serve a written notice upon Lessee that Lessor elects to terminate this Lease. This Lease shall then terminate on the date so specified as if that date had been originally fixed as the expiration date of the term herein granted, provided, however, that Lessee shall have continuing liability for future rents for the remainder of the original term and any exercised renewal term as set forth in Article 19, notwithstanding any earlier termination of Lessee's rights to possession of the Lease Premises hereunder (except where Lessee has exercised a right to terminate where granted herein), preserving unto Lessor the benefit of its bargained-for rental payments.

ARTICLE 18.  LESSOR'S RIGHT OF RE-ENTRY

     In the event that this Lease shall be terminated as hereinbefore provided, or by summary proceedings or otherwise, or in the event of an uncured default hereunder by Lessee, or in the event that the premises or any part thereof, shall be abandoned by Lessee and Rent shall not be paid or other obligations (including but not limited to repair and maintenance obligations) of Lessee hereunder shall not be met, then Lessor or its agents, servants or representatives, may immediately or at any time thereafter, re-enter and resume possession of the premises or any part thereof, and remove all persons and property therefrom, either by summary dispossess proceedings or by a suitable action or proceeding at law, or by force or otherwise without being liable for any damages therefor, except for damages resulting from Lessor's negligence or willful misconduct. Notwithstanding anything above to the contrary, if Lessee is still in possession of the Leased Premises, Lessor agrees to use such legal proceedings (summary or otherwise) prescribed by law to regain possession of the Leased Premises.

ARTICLE 19.  LESSEE'S CONTINUING LIABILITY

     (A) Should Lessor elect to re-enter as provided in this Lease or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Lessor shall undertake the following efforts to mitigate Lessee's continuing liability hereunder (which efforts shall include listing the Leased Premises with a licensed commercial real estate broker (such broker to have commercially reasonable experience in selling or reletting retail properties of like kind to the Leased Premises) and securing the property against waste, but shall not otherwise include the expenditure of Lessor's funds, unless the same be required by law or statute), and in addition, Lessor may either (i) terminate this Lease or (ii) it may from time to time, without terminating the contractual obligation of Lessee to pay Rent under this Lease, make such alterations and repairs as may be necessary to relet the Leased Premises or any part thereof for the remainder of the original Term or any exercised Renewal Terms, at such Rent or Rents, and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Termination of Lessee's right to possession by Court Order shall be sufficient evidence of the termination of Lessee's possessory rights under this Lease, and the filing of such an Order shall be notice of the termination of Lessee's Renewal Rights hereunder or as set forth in any Memorandum of Lease of record.

     (B) Upon each such reletting, without termination of the contractual obligation of Lessee to pay Rent under this Lease, all Rents received by Lessor shall be applied as follows:

                                        1.   First, to the
payment of any indebtedness other than Rent due hereunder from Lessee to Lessor;

                                        2.   Second, to the
payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs;

                                        3.   Third, to the
payment of Rent and other monetary obligations due and unpaid hereunder;

                                        4.   Finally, the
residue, if any, shall be held by Lessor and applied in payment of future Rent as the same may become due and payable hereunder.

If such Rents received from such reletting during any month are less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of such Leased Premises by Lessor shall be construed as an election on its part to terminate Lessee's contractual obligations under this Lease respecting the payment of rent and obligations for the costs of repair and maintenance unless a written notice of such intention be given to Lessee.

     (C) Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for any uncured breach.

     (D) In addition to any other remedies Lessor may have with this Article 19, Lessor may recover from Lessee all damages it may incur by reason of any uncured breach, including: The cost of recovering and reletting the Leased Premises; reasonable attorney's fees; and, the present value (discounted at a rate of 8% per annum) of the excess of the amount of Rent and charges equivalent to Rent reserved in this Lease for the remainder of the Term over the then reasonable Rent value of the Leased Premises (or the actual Rents receivable by Lessor, if relet), (the Lessee bearing the burden of proof to demonstrate the amount of rental loss for the same period, that through reasonable efforts to mitigate damages, could have been avoided) for the remainder of the Term, all of which amounts shall be immediately due and payable from Lessee to Lessor in full. In the event that the Rent obtained from such alternative or substitute tenant is more than the Rent which Lessee is obligated to pay under this Lease, then such excess shall be paid to Lessor provided that Lessor shall credit such excess against the outstanding obligations of Lessee due pursuant hereto, if any.

     (E) It is the object and purpose of this Article 19 that Lessor shall be kept whole and shall suffer no damage by way of non-payment of Rent or by way of diminution in Rent. Lessee waives and will waive all rights to trial by jury in any summary proceedings or in any action brought to recover Rent herein if such waiver shall be enforceable under the law, which may hereafter be instituted by Lessor against Lessee in respect to the Leased Premises. Lessee hereby waives any rights of re-entry it may have or any rights of redemption or rights to redeem this Lease upon a termination of this Lease.

ARTICLE 20.  PERSONALTY, FIXTURES AND EQUIPMENT

     (A) All building fixtures, building machinery, and building equipment used in connection with the operation of the Leased Premises including, but not limited to, heating, electrical wiring, lighting, ventilating, plumbing, walk-in refrigerators/coolers, walk-in freezers, air conditioning systems, and the equipment, if any, owned by Lessor and leased to Lessee hereunder as specifically set forth on Exhibit C attached hereto and incorporated herein by reference shall be the property of Lessor. All other trade fixtures and all other articles of personal property owned by Lessee shall remain the property of Lessee.

     (B) Lessee shall furnish and pay for any and all equipment, furniture, trade fixtures, and signs, except for such items, if any, described in Article 20(A) above, as owned by Lessor. Lessee agrees that Lessor shall have a lien on all Lessee's removable equipment, furniture, trade fixtures, furnishings, and signs as security for the performance of and compliance with this Lease, subject to the rights of any bona fide third party's security interest in such property. Provided Lessee is not in default hereunder beyond the expiration of applicable notice and cure periods, Lessor will agree that its interest in such personal property of Lessee (such personal property including but not limited to all removable equipment, inventory, removable trade fixtures, and other personal property, including but not limited to such items as display cases, counters, and shelving, (but not including ceilings, lighting, HVAC, plumbing fixtures, or other items normally considered part of the real property) will be subordinated to financing which may exist or which Lessee may cause to exist in the future on that same personal property, including the present security interest as of the effective date hereof of Merrill Lynch. Lessor agrees to execute the document attached hereto as Exhibit C in favor of Merrill Lynch.

     (C) At the end of the term of this Lease, the property described at Article 20(B) above, after written notice to Lessor given at least five (5) business days prior to any proposed removal, may be removed from the Leased Premises by Lessee regardless of whether or not such property is attached to the Leased Premises so as to constitute a "fixture" within the meaning of the law; however, all damages and repairs to the Leased Premises which may be caused by the removal of such property shall be paid for by Lessee.

ARTICLE 21.  LIENS

     Lessee shall not do or cause anything to be done whereby the Leased Premises may be encumbered by any mechanic's or other liens. Whenever and as often as any mechanic's or other lien is filed against said Leased Premises purporting to be for labor or materials furnished or to be furnished to Lessee, Lessee shall remove the lien of record by payment or by bonding with a surety company authorized to do business in the state in which the property is located, within forty-five (45) days from the date of the filing of said mechanic's or other lien and delivery of notice thereof to Lessee. Should Lessee fail to take the foregoing steps within said forty-five (45) day period (or in any event, prior to the expiration of the time within which Lessee may bond over such lien to remove it as a lien upon the Leased Premises), Lessor shall have the right, among other things, to pay said lien without inquiring into the validity thereof, and Lessee shall forthwith reimburse Lessor for the total expense incurred by it in discharging said lien as additional Rent hereunder.

ARTICLE 22.  NO WAIVER BY LESSOR EXCEPT IN WRITING

     No agreement to accept a surrender of the Leased Premises or termination of this Lease shall be valid unless in writing signed by Lessor. The delivery of keys to any employee of Lessor or Lessor's agents shall not operate as a termination of the Lease or a surrender of the premises. The failure of Lessor to seek redress for violation of any rule or regulation, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. Neither payment by Lessee or receipt by Lessor of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent. Nor shall any endorsement or statement on any check nor any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or pursue any other remedy provided in this Lease. This Lease contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change it, modify it or discharge it, in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.

ARTICLE 23.  QUIET ENJOYMENT

     Lessor covenants that Lessee, upon paying the Rent set forth in Article 4 and all other sums herein reserved as Rent and upon the due performance of all the terms, covenants, conditions and agreements herein contained on Lessee's part to be kept and performed, shall have, hold and enjoy the Leased Premises free from molestation, eviction, or disturbance by Lessor, or by any other person or persons lawfully claiming the same, and that Lessor has good right to make this Lease for the full term granted, including renewal periods.

ARTICLE 24.  BREACH - PAYMENT OF COSTS AND ATTORNEYS' FEES

     Each party agrees to pay and discharge all reasonable costs, and actual attorneys' fees, including but not limited to attorney's fees incurred at the trial level and in any appellate or bankruptcy proceeding, and expenses that shall be incurred by the prevailing party in enforcing the covenants, conditions and terms of this Lease or defending against an alleged breach, including the costs of reletting. Such costs, attorneys fees, and expenses if incurred by Lessor and it is the prevailing party shall be considered as Rent as due and owing in addition to any Rent defined in
Article 4 hereof.

ARTICLE 25.  ESTOPPEL CERTIFICATES

     Either party to this Lease will, at any time, upon not less than ten (10) business days prior request by the other party, execute, acknowledge and deliver to the requesting party a statement in writing, executed by an executive officer of such party, certifying: (a) whether this Lease is unmodified (or if modified then disclosure of such modification shall be made); (b) whether this Lease is in full force and effect; (c) the date to which the Rent and other charges have been paid; and (d) to the knowledge of the signer of such certificate that the other party is not in default in the performance of any covenant, agreement or condition contained in this Lease, or if a default does exist, specifying each such default of which the signer may have knowledge. It is intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee of the Leased Premises or any assignee of such mortgagee or a purchaser of the leasehold estate.

ARTICLE 26.  FINANCIAL STATEMENTS

     During the term of this Lease, Lessee will, within ninety (90) days after the end of Lessee's fiscal year, furnish its financial statements to Lessor. Lessee's financial statements shall include, at a minimum, a consolidated balance sheet and statement of operations, and do not need to be prepared by, but commencing with fiscal 1996, and thereafter, shall be reviewed by an independent certified public accountant, but in any event shall be prepared in conformity with generally accepted accounting principles (hereafter "GAAP") and be represented and warranted in writing as true and correct by the chief financial officer or other authorized officer of Lessee. Additionally, during the term of the Lease, Lessee will within ninety (90) days from the end of each quarter of each fiscal year after written request from Lessor, furnish Lessor with Lessee's financial statements and operating statements of the Leased Premises for such quarter. Lessor shall have the right to require such financial statements and operating statements on a monthly basis after the occurrence of a default. Said quarterly (or monthly, if the same may be requested by Lessor) statements do not need to be prepared by an independent certified public accountant, but shall be represented and warranted in writing as true and correct by the chief financial officer or other authorized officer of Lessee. The financial statements shall conform to GAAP, and include, at a minimum, a balance sheet and statement of operations.

ARTICLE 27.  MORTGAGE

     Lessee does hereby agree to clarify any provisions of this Lease requested by any Mortgagee of record from time to time, provided such clarifications are not substantial and do not increase any of the Rents or obligations of Lessee under this Lease or substantially modify any of the business elements of this Lease.

ARTICLE 28.  OPTION TO RENEW

     If this Lease is not previously canceled or terminated and if Lessee has materially complied with and performed all of the covenants and conditions in this Lease after applicable cure periods and is not currently in default, then Lessee shall have the option to renew this Lease upon the same conditions and covenants contained in this Lease for Three (3) consecutive periods of Five (5) years each (singularly "Renewal Term"). Rent during the Renewal Term shall increase as defined in Article 4 hereof.

     The first Renewal Term will commence on the day following the date the original Term expires and successive Renewal Terms would commence on the day following the last day of the then expiring Renewal Term. Except as otherwise provided in Article 15 hereof, Lessee must give ninety (90) days written notice to Lessor of its intent to exercise this option prior to the expiration of the original Term of this Lease or any Renewal Term, as the case may be.

ARTICLE 29.  MISCELLANEOUS PROVISIONS

     (A) Any notice which any party hereto may desire or may be required to give to any of the parties shall be in writing and the mailing thereof by personal delivery (including courier) or by certified mail return receipt requested, to the respective parties' addresses set forth hereinabove, with a copy to Frank Buonanotte, 5318 Brooke Farm Drive, Dunwoody, Ga. 30338, or to such other place such party may by notice in writing designate as its address shall constitute service of notice hereunder. Notices shall be deemed delivered by the date on the return receipt, if sent by certified mail, or on the date of delivery if sent by personal delivery (as evidenced by the date of the courier's receipt, if sent by courier). Any notice that is rejected by any party shall be deemed delivered on the date that it is rejected.

     (B) The terms, conditions and covenants contained in this Lease and any riders and plans attached hereto shall bind and inure to the benefit of Lessor and Lessee and their respective successors, heirs, legal representatives, and assigns.

     (C) This Lease shall be governed by and construed under the laws of the State where the Leased Premises are situate.

     (D) In the event that any provision of this Lease shall be held invalid or unenforceable, no other provisions of this Lease shall be affected by such holding, and all of the remaining provisions of this Lease shall continue in full force and effect pursuant to the terms hereof.

     (E) The Article captions are inserted only for convenience and reference, and are not intended, in any way, to define, limit, describe the scope, intent, and language of this Lease or its provisions.

     (F) In the event Lessee remains in possession of the premises herein leased after the expiration of this Lease and without the execution of a new lease and without Lessor's written permission, Lessee shall be deemed to be occupying said premises as a tenant from month-to-month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy except that the monthly installment of Rent shall be One Hundred Fifty percent (150%) the amount due on the last month prior to such expiration.

     (G) If any installment of Rent (whether lump sum, monthly installments, or any other monetary amounts required by this Lease to be paid by Lessee and deemed to constitute Rent hereunder) shall not be paid when due, or non-monetary default shall remain uncured after the expiration of any applicable cure period, Lessor shall have the right to charge Lessee a late charge of $250.00 per occurrence if any amount of Rent installment remains unpaid after the expiration of applicable notice and cure periods or, with respect to non-monetary default, if the same shall go uncured after the first such occurrence in any 12 month period. Said late charge shall commence after such installment is due or non-monetary default goes uncured after the expiration of any applicable cure period and continue until said installment, interest and all accrued late charges are paid in full or such non-monetary default is cured.

     (H) Any part of the Leased Premises may be conveyed by Lessor for private or public non-exclusive easement purposes at any time, provided such easement does not and shall not interfere with the access to the Leased Premises, visibility, or operations of the business of Lessee and Lessee's use of the Leased Premises and Lessee consents thereto in writing, such consent not to be unreasonably withheld or delayed. All proceeds from any conveyance of an easement shall belong solely to Lessor. Lessor agrees to consent, such consent not to be unreasonably withheld or delayed, and to join (at no cost or expense to Lessor) in easements desired by Lessee for Lessee's use and enjoyment of the Leased Premises.

     (I) For the purpose of this Lease, the term "Rent" shall be defined as Rent under Article 4, and any other monetary amounts required by this Lease to be paid by Lessee.

     (J)  Lessee agrees to cooperate with Lessor to allow
Lessor to obtain and use at Lessor's expense promotional photographs of the Leased Premises, to the extent permitted by Lessee's franchisor or licensor.

ARTICLE 30.  REMEDIES

     NON-EXCLUSIVITY. Notwithstanding anything contained herein it is the intent of the parties that the rights and remedies contained herein shall not be exclusive but rather shall be cumulative along with all of the rights and remedies of the parties which they may have at law or equity.

ARTICLE 31.  HAZARDOUS MATERIALS INDEMNITY

     Except as may have been heretofore disclosed to Lessor in writing prior to the effective date hereof, Lessee covenants, represents and warrants to Lessor, its successors and assigns, (i) that it has not used or permitted and will not use or permit the Leased Premises to be used, whether directly or through contractors, agents or tenants, and to the best of Lessee's knowledge and except as disclosed to Lessor in writing (Lessor acknowledges receipt and review of the original Phase I Environmental Site Assessment, done for Stafford Properties, Inc. dated October 9, 1996 performed by Sailors Engineering Associates, Inc., 1675 Spectrum Drive, Lawrenceville, GA 30243 (Job # 962-182) and a reliance letter, dated March 7, 1997 sent by Jim D. Sailors whereby Lessee and Lessor were given the right to rely on said report), the Leased Premises has not at any time been used for the generating, transporting, treating, storage, manufacture, emission of, or disposal of any dangerous, toxic or hazardous pollutants, chemicals, wastes or substances as defined in the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), the Federal Resource Conservation and Recovery Act of 1976 ("RCRA"), or any other federal, state or local environmental laws, statutes, regulations, requirements and ordinances in violation thereof ("Hazardous Materials"); (ii) that there have been no investigations or reports involving Lessee, or the Leased Premises by any governmental authority which in any way pertain to Hazardous Materials (iii) that the operation of the Leased Premises by Lessee has not violated and is not currently violating any federal, state or local law, regulation, ordinance or requirement governing Hazardous Materials; (iv) that the Leased Premises is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites nor any other list, schedule, log, inventory or record of Hazardous Materials or hazardous waste sites, whether maintained by the United States Government or any state or local agency; and (v) that the Leased Premises will not contain any formaldehyde, urea or asbestos, except as may have been disclosed in writing to Lessor by Lessee at the time of execution and delivery of this Lease (including the report referenced above). Lessee agrees to indemnify and reimburse Lessor, its successors and assigns, for:

     (a)  any breach of these representations and
warranties, and

                         (b)  any loss, damage, expense or
cost arising out of or incurred by Lessor which is the result of a breach of, misstatement of or misrepresentation of the above covenants, representations and warranties, and

                         (c)  any and all liability of any
kind whatsoever which Lessor may, for any cause and at any time, sustain or incur by reason of Hazardous Materials discovered on the Leased Premises during the term hereof or placed or released on the Leased Premises by Lessee, except as may have been caused by Lessor;

together with all attorneys' fees, costs and disbursements incurred in connection with the defense of any action against Lessor arising out of the above. These covenants, representations and warranties shall be deemed continuing covenants, representations and warranties for the benefit of Lessor, and any successors and assigns of Lessor and shall survive expiration or sooner termination of this Lease. The amount of all such indemnified loss, damage, expense or cost, shall bear interest thereon at the lesser of 15% or the highest rate of interest allowed by law and shall become immediately due and payable in full on demand of Lessor, its successors and assigns.

ARTICLE 32.  ESCROWS

     Upon a default by Lessee which is uncured after the expiration of any applicable notice and cure period, or upon the request of Lessor's Mortgagee, if any, Lessee shall deposit with Lessor on the first day of each and every month, an amount equal to one-twelfth (1/12th) of the estimated annual real estate taxes, assessments and insurance (if the insurance is to be purchased by Lessor) ("Charges") due on the Leased Premises, or such higher amounts reasonably determined by Lessor as necessary to accumulate such amounts to enable Lessor to pay all charges due and owing at least thirty (30) days prior to the date such amounts are due and payable. From time to time out of such deposits Lessor will, upon the presentation to Lessor by Lessee of the bills therefor, pay the Charges or at Lessee's option, will upon presentation of receipted bills therefor, reimburse Lessee for such payments made by Lessee. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time or the prior payments shall be less than the currently estimated monthly amounts, then Lessee shall pay to Lessor on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Lease, Lessor may, at its option, without being required so to do, apply any Deposit on hand to cure the default, in such order and manner as Lessor may elect.

ARTICLE 33.  NET LEASE

     Notwithstanding anything contained herein to the contrary it is the intent of the parties hereto that this Lease shall be a net lease and that the Rent defined pursuant to Article 4 should be a net Rent paid to Lessor.
Any and all other expenses including but not limited to, maintenance, repair, insurance, taxes, and assessments, shall be paid by Lessee.

ARTICLE 34.  COUNTERPART EXECUTION

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.


                    LESSEE:   PARTY CITY OF ATLANTA, INC.


                                   By: /s/ Frank Buonanotte
                                        Its: CEO




             Lessor's signature appears on the following page

                    LESSOR:   AEI NET LEASE INCOME & GROWTH
FUND
                                      XIX LIMITED
PARTNERSHIP, a Minnesota limited partnership

                    By: AEI FUND MANAGEMENT XIX, INC., a
Minnesota corporation


                    By:/s/ Robert P Johnson
                         Robert P. Johnson, President





                         EXHIBIT "A"

All that tract or parcel of land lying and being in Land Lot
171, 9th District, City of Gainesville, Hall County,
Georgia, and being more particularly described as follows:

     To find the Point of Beginning Commence at the intersection of the southerly right-of-way line of Georgia
State Route 53 (r/w varies) and the easterly right-of-way line of Relocated Green Hill Circle (r/w varies), if said right-of-way lines were extended to form a point instead of a miter.

     THENCE South 48 degrees 54 minutes 00 seconds East for a distance of 23.86 feet along the extension of the southerly right-of-way line of Georgia State Route 53 to an iron pin set at the intersection of the southerly right-of-way line of Georgia Highway 53 and the easterly right-of-way line of Relocated Green Hill Circle, said iron pin set being the Point of Beginning.
     THENCE South 48 degrees 54 minutes 00 seconds East for a distance of 223.00 feet along the southerly right-of-way line of Georgia State Route 53 to an iron pin set at the northwesterly corner of Lot 2.
     THENCE South 41 degrees 06 minutes 00 seconds West for a distance of 60.00 feet leaving the southerly right right-of-way line of Georgia State Route 53 and along the westerly line of Lot 2 to a "V" cut in a curb line.
     THENCE North 48 degrees 54 minutes 00 seconds West for a distance of 20.50 feet along the westerly line of Lot 2 to an iron pin set.
     THENCE South 41 degrees 06 minutes 00 seconds West for a distance of 136.48 feet along the westerly line of Lot 2 to an iron pin set.
     THENCE North 48 degrees 54 minutes 00 seconds West for a distance of 166.20 feet along the northerly line of a Detention Pond to an iron pin set.
     THENCE South 86 degrees 55 minutes 03 seconds West for a distance of 40.85 feet along the northerly line of a Detention Pond to an iron pin set on the easterly right-of-way line of Relocated Green Hill Circle.
     THENCE the following course and distances along the easterly right-of-way line of Relocated Green Hill Circle to the Point of Beginning.
     Along a curve to the right having a radius of 260.00 feet and an arc length of 127.79 feet being subtended by a chord of North 27 degrees 01 minutes 13 seconds East for a distance of 126.51 feet to a hub and tac found
     THENCE North 41 degrees 03 minutes 05 seconds East for a distance of 83.16 feet to a hub and tac found.
     THENCE South 87 degrees 34 minutes 02 seconds East for a distance of 30.54 feet to an iron pin set at the intersection of the southerly right-of-way line of Georgia State Route 53, said iron pin set being the Point of Beginning.

Said tract contains 1.045 acres and is depicted as "Lot 1" on the Final Plat Phase 1, Gainesville Marker, recorded at
Plat Slide 595, Page 39A, Hall County, Georgia records.

TOGETHER WITH easements appurtenant to the subject property contained in that certain Declaration of Restrictive
Covenants and Grant of Easements by Stafford Properties
Inc., dated February 14, 1997, recorded in Deed Book 2806,
Page 218-239, aforesaid records, as amended by Amended
Declaration of Restrictive Covenants and Grant of Easements dated September 4, 1997, recorded in Deed Book 2962, Page
237, aforesaid records.



                         Exhibit B

                    INSURANCE REQUIREMENTS

The following instructions shall be followed with respect to requesting insurance policies and certificates of insurance on the Leased Premises:

1. An original property insurance policy for "All Risk" or "Special Cause of Loss Form" perils including all exclusions and endorsements will be required. The policy (s) shall be written with a coverage amount of full Replacement Cost of the improvements on the property. The insured property
shall be described by street address.   In the event that it
is impossible to furnish the original policy in time for the closing on AEI's purchase of the property, an Insurance Certificate, form ACORD 27, detailing the policy coverage forms, shall be acceptable. The original policy shall be forwarded to AEI without delay.

2. If the coverage referred to in Item 1 above is written via a blanket insurance policy, a Certificate of Insurance, form ACORD 27, with a Statement of Values, attached will be acceptable.

3. All property insurance policies shall include a Building Ordinance Compliance Endorsement.

4. All property insurance policies shall be written with no coinsurance.

5. The maximum deductible for any property insurance policy shall be $ 1,000.

6. Property insurance shall include Loss of Rents insurance in an amount to cover at least a 12 month period with the loss proceeds payable to AEI.

7. Flood insurance shall be required, in amounts reasonably acceptable to AEI, unless evidence is provided that the property is not located in a designated flood area or storm surge area. Satisfactory evidence to determine if coverage is necessary shall be a Base Flood Elevation Certificate and/or a National Geodetic Vertical Datum (NGVD)- National standard reference datum for elevations, formerly referred to as mean Sea Level (MSL) of 1929. If the coverage is necessary, it shall be in the following amount:
$517,600. The deductible shall not exceed $10,000 per occurrence.

8. Earthquake insurance shall be required, in the amounts acceptable to AEI, unless evidence is provided that the Leased Premises is not located in a federally designated earthquake prone area or is not an ISO High Risk Earthquake
Zone. The deductible shall not exceed $25,000 per occurrence.

9. Comprehensive general liability coverage shall be written, with limits of $2,000,000 per occurrence and $5,000,000 general aggregate. These limits can be accomplished either by underlying liability policies or by the sum of the underlying policy plus an excess or umbrella policy. The coverage shall include an endorsement in favor of AEI which is ISO form CG 20 11 11 85 Additional Insured - Managers Or Lessors Of Premises", or an equivalent endorsement. The coverage shall be written on an Occurrence Form Basis and shall include Broad Form Contractual Liability coverage. The Claims Made form of coverage is not acceptable. The maximum deductible for any liability insurance policy shall be $10,000.

10. If liquor is sold on the premises of the property, Liquor Liability coverage (also known as Dram Shop coverage) shall be required. If the state in which the property is located has a maximum recovery statute, the coverage shall be written in that amount. Otherwise the coverage shall be written with limits of $2,000,000 per occurrence and $5,000,000 general aggregate.

11.  N/A

12.  "The additional Requirements For All Insurance
Policies" are as follows:

     a. The following will be used for the definition of "AEI"-. AEI Net Lease Income & Growth Fund XIX Limited Partnership, AEI Fund Management XIX, Inc., Robert P. Johnson, its Individual General Partner, its successors and assigns, and any other owners as their interests may appear.

     b. All property policies shall name AEI as Loss Payee and as an Additional Insured.

     c. All liability policies shall name AEI as an Additional Insured.

     d.   All property and liability policies shall contain
Waiver of Subrogation Endorsements waiving all rights of subrogation, if any, against AEI as defined above.

     e. AEI shall receive a thirty (30) day written notice in the event of cancellation, material amendment, or expiration without renewal of the policies. The following words will be crossed out: "will endeavor to mail" and "but failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agents or representatives".

     f. All insurance companies shall be approved in writing by AEI, such approval not to be unreasonably withheld or delayed subject to the terms of hereof.

     g. All property and liability insurance policies maybe reviewed no more frequently than quarterly regarding their coverages and adjusted to commercially reasonable limited and deductibles at the option of AEI.

13. These requirements are the minimum of AEI and no way prohibits the tenant of purchasing additional coverages to meet the needs of the Lessee.


Merrill Lynch

          LANDLORD'S SUBORDINATION AGREEMENT

The undersigned Landlord is the record owner and lessor to PARY CITY OF ATLANTA, INC. ("Tenant") of the real property commonly known as 679 Dawsonville Hwy, Gainesville, GA
30501 (the "Premises").

Landlord has been advised that MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") has or is about to extend or continue to extend credit to or for the benefit of Tenant, or for the benefit of a third party based upon the credit and/or collateral of Tenant, and in connection therewith that Tenant has granted or is about to grant to MLBFS a security interest in, among other collateral, the following property of Tenant: to wit *, whether now owned or hereafter acquired by Tenant ("MLBFS' Collateral") Among other conditions thereof, MLBFS has required that Landlord executed and deliver this Agreement.

Accordingly, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged. Landlord hereby agrees as follows:

1. Landlord hereby subordinates for the benefit of MLBFS, and with respect to all present and future obligations of or secured by Tenant to MLBFS, any right or interest in MLBFS' Collateral which, but for this Agreement, would or might be prior to the security interests of MLBFS, as aforesaid; and Landlord agrees so long as Tenant shall be obligated to MLBFS, it will not, without the prior consent of MLBFS, exercise any right under local law to levy or distrain upon any of MLBFS' Collateral.

2. Landlord further agrees that in the event that MLBFS shall at any time seek to take possession of or remove all or any part of MLBFS' Collateral from the Premises, Landlord will not hinder the same or interfere or object thereto, and Landlord hereby consents to MLBFS' entry upon the Premises for such purposes; provided, however, that: (I) any such removal shall be made during reasonable business hours,**(ii) MLBFS shall not, without the prior written consent of Landlord, conduct any public or auction sale on the Premises; and (iii) MLBFS shall promptly at its expense repair any damage to the Premises directly caused by any such removal by MLBFS or its agents of MLBFS' Collateral from the Premises.

This agreement shall be binding upon and shall inure to the benefit of Landlord and it successors, assigns, heirs and/or personal representatives, as applicable, and MLBFS and its successors and assigns.

Dated as of

Landlord:  see next page

By:



               Addendum to Landlord's Subordination
Agreement

     * all removable equipment, inventory, removable trade fixtures, and other personal property, including but not limited to such items as display cases, counters, and shelving, (but not including ceilings, lighting, HVAC, plumbing fixtures, or other items normally considered part of the real property)

     **   after five business days written notice to
Landlord.

Dated as of June 12, 1997

AEI NET LEASE INCOME & GROWTH FUND XIX LIMITED PARTNERSHIP

By:  AEI FUND MANAGEMENT XIX, INC.

     By:  /s/ Mark E Larson
          Mark E Larson, Secretary, Treasurer